Component of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current
Bermuda	$ 0	$ 0	$ 0
Foreign	3,648	(17,251)	8,571
Current Income Tax Expense (Benefit), Total	3,648	(17,251)	8,571
Deferred
Bermuda	0	0	0
Foreign	3,047	(817)	(1,740)
Deferred Income Tax Expense (Benefit), Total	3,047	(817)	(1,740)
Income tax (expense) benefit	$ 6,695	$ (18,068)	$ 6,831